PAGE

IDS
Utilities
Income
Fund

1995 semiannual report
(Picture of icon: electrical cord)

The primary goal of IDS Utilities Income Fund, Inc. is a high level of current income. Secondary goals are growth of income and capital.
The Fund invests primarily in securities of public utility companies.

Distributed by
American Express
Financial Advisors Inc.
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(Picture of icon: electrical cord)
Dependable
dividends

Making money in the stock market isn't limited to trying to find stocks with rising prices. Many investors prefer to focus on the steady income stream provided by securities that pay substantial dividends. And perhaps no segment of the market has a more consistent record of paying dividends than the utilities industry _ the companies that provide basics such as electricity, water and telephone service.

Contents
From the president               3
From the portfolio manager       3
Ten largest holdings             5
Financial statements             6
Notes to financial statements    9
Investments in securities       20
Board members and officers      24
IDS mutual funds                25
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To our shareholders

(Picture of: William R. Pearce)
William R. Pearce
President of the Fund

(Picture of: Bernhard M. Fleming)
Bernhard M. Fleming
Portfolio manager

From the president
If you're an experienced investor, you know that 1995 was an unusually strong year for the U.S. financial markets. Perhaps just as important, you also know that history shows that bull markets don't last forever. Though they're often unpredictable, declines -- whether they're brief or long-lasting, moderate or substantial-- are always a possibility.

That fact reinforces the need for investors to review periodically their long-term goals and assess whether their investment program remains on track to achieving them. Your quarterly investment statements are one part of that monitoring process. The other is a meeting with your American Express financial advisor. That becomes even more important if there's a major change in your financial situation or in the financial markets.

William R. Pearce
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From the portfolio manager

A repositioned portfolio and an improving environment for utilities combined to produce IDS Utilities Income Fund's best six-month performance in years. For the July through December 1995 period, the Fund generated a total return (net asset value change plus distributions) of approximately 14% for investors in Class A shares.

As is normally the case, the primary influence on utility stocks' performance was the trend of long-term interest rates. (Falling rates usually are positive for prices of utility stocks, especially electric utilities, while rising rates often have the opposite effect.) Prompted by a modestly growing economy and an ongoing low rate of inflation, long-term rates continued to decline during the past six months.
In the process, utility stock prices rose, ultimately boosting the Fund's net asset value. Also proving beneficial, though to a smaller degree, was a lessening of the concern created by deregulation in the utilities industry, a trend that particularly penalized electric utility stocks in 1994.

Successful strategies

Against that backdrop, we made several shifts in the portfolio's asset mix that paid off well for the Fund. First, we lowered the cash reserves and put the money to work in telephone utility stocks, which provided a much better return. (Telephones, in fact, were the industry's best-performing sector for all of 1995.) Second, we sold the majority of our investments in real estate investment trusts, which had been a drag on Fund performance for some time. Third, we sold some holdings among utilities' bonds, which had reached their price-appreciation potential, and reinvested the money in telephone utility stocks. Finally, we reduced our exposure to foreign utilities in favor of higher-returning domestic holdings. At the end of the year, that left the majority of the portfolio's utility-stock investments in electric companies, followed by telecommunication (including telephones) and natural gas companies.

Outlook still positive

At this writing (mid-January), we think the investment environment continues to hold promise for utilities. Thanks to ongoing low inflation, long-term interest rates seem unlikely to rise markedly and could even reach lower levels as 1996 progresses. As the past year made clear, that would provide solid support for utility stocks.

We also think that companies will find it more difficult to generate the substantial earnings growth many of them enjoyed in 1995. That could work to utilities' advantage in that their earnings are less subject to downfalls than most companies', and, for that reason, might lure more investors to utility stocks. In addition, should the stock market stumble in 1996, the above-average dividend stream provided by utility stocks is likely to help cushion a potential price decline.

Bernhard M. Fleming
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Class A
6-month performance
(All figures per share)
Net asset value (NAV)
Dec. 31, 1995        $ 7.00
June 30, 1995        $ 6.26
Increase             $ 0.74

Distribution
July 1, 1995 - Dec. 31, 1995
From income          $ 0.15
From capital gain    $  --
Total distributions  $ 0.15

Total return*        +14.4%**

Class B
6-month performance
(All figures per share)
Net asset value (NAV)
Dec. 31, 1995       $ 7.00
June 30, 1995       $ 6.26
Increase            $ 0.74

Distribution
July 1, 1995 - Dec. 31, 1995
From income          $ 0.13
From capital gain    $   --
Total distributions  $ 0.13

Total return*         +14.0%**

Class Y
6-month performance
(All figures per share)
Net asset value (NAV)
Dec. 31, 1995        $ 7.00
June 30, 1995        $ 6.26
Increase             $ 0.74

Distribution
July 1, 1995 - Dec. 31, 1995
From income          $ 0.16
From capital gain    $   --
Total distributions  $ 0.16

Total return*        +14.5%**

 *The prospectus discusses
  the effect of sales charges
  on the various classes.
**The total return is a
  hypothetical investment in
  the Fund with all
  distributions reinvested.
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
IDS Utilities Income Fund, Inc.

Your Fund's ten largest holdings

(Pie chart) The ten holdings listed here make up 23.37% of the Fund's net assets

                                                 Percent                  Value
                                    as Fund's net assets)  (as of Dec. 31, 1995)
Ameritech                                           2.95%           $20,650,000
A leading global supplier of full-service communications
and advances information services.

AT&T                                                2.78             19,425,000
Provides long distance services throughout the
United States and to other countries. The company
also manufactures, for itself and others, many of the
products used in long-distance communications.

GTE                                                 2.67             18,700,000
The corporation's two major business segments are
telephone operations and telecommunications
products and services.

SBC Communications                                  2.67             18,687,500
Provides services and products through several subsidiaries, which include: Southwestern Bell Telephone Company (Telephone
Company), Southwestern Bell Telephone Company (Telephone Company),
Southwestern Bell Mobile Systems, Inc. (Mobile Systems), SBC
International, Inc. (SBC International), Southwestern Bell Yellow
Pages, Inc. (Yellow Pages), Southwestern Bell Telecommunications,
Inc. (Telecom) and SBC Media Ventures, Inc. (Media Ventures).

BellSouth                                           2.49             17,400,000
Provides telecommunication services to Florida,
Georgia, Louisiana, Tennessee, North Carolina,
Alabama, South Carolina, Kentucky and Mississippi.

Eskom (11% Bond Series E 2008)                      2.39             16,736,809
An eclectic utility company that produces more than 95%
of South Africa's electricity.

Cincinnati Bell                                     2.19             15,290,000
A holding company with principal subsidiaries divided
into three industry segments: telephone operations,
information systems and marketing services.

General Public Utilities                            1.94             13,600,000
A registered public utility holding company that services
about half the land ares of Pennsylvania and New Jersey.

FPL Group                                           1.66             11,593,750
A diversified electric utility. The company's fuel mix
is 25% purchased power, 50% oil and gas and 25% nuclear.

Enron                                               1.63             11,437,500
An integrated natural gas company divided into four
business segments: Enron Pipeline Group is an
interstate, federally-regulated pipeline; Enron Gas
Services is a relatively new business that was
created to meet the need for long-term gas
contracting; Enron Power is a builder and operator
of cogeneration projects worldwide; and Enron Liquid
Fuels is one of the nation's processors on natural
gas.

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
                          Financial statements

                          Statement of assets and liabilities
                          IDS Utilities Income Fund, Inc.
                          Dec. 31, 1995
_____________________________________________________________________________________________________________

                          Assets
_____________________________________________________________________________________________________________

                                                                                                 (Unaudited)
Investments in securities, at value (Note 1)
   (identified cost $618,730,709)                                                                $705,802,796
Receivable for investment securities sold                                                           6,034,800
Dividends and accrued interest receivable                                                           3,166,102
U.S. government securities held as collateral (Note 4)                                              3,988,051
_____________________________________________________________________________________________________________

Total assets                                                                                      718,991,749
_____________________________________________________________________________________________________________

                          Liabilities
_____________________________________________________________________________________________________________

Disbursements in excess of cash on demand deposit                                                     315,539
Dividends payable to shareholders                                                                     914,941
Payable for investment securities purchased                                                        13,142,789
Payable upon return of securities loaned (Note 4)                                                   4,860,351
Accrued investment management services fee                                                             19,745
Accrued distribution fee                                                                                1,075
Accrued service fee                                                                                     6,603
Accrued transfer agency fee                                                                             4,955
Accrued administrative services fee                                                                     1,458
Other accrued expenses                                                                                 66,257
_____________________________________________________________________________________________________________

Total liabilities                                                                                 19,333,713
_____________________________________________________________________________________________________________

Net assets applicable to outstanding capital stock                                               $699,658,036
_____________________________________________________________________________________________________________


                          Represented by
_____________________________________________________________________________________________________________
Capital stock -- authorized 10,000,000,000 shares of $.01 par value                              $    999,673
Additional paid-in capital                                                                        619,298,863
Undistributed net investment income                                                                   642,668
Accumulated net realized loss (Note 1)                                                             (8,363,520)
Unrealized appreciation of investments and on translation
  of assets and liabilities in foreign currencies                                                  87,080,352
_____________________________________________________________________________________________________________

Total -- representing net assets applicable to outstanding capital stock                         $699,658,036
_____________________________________________________________________________________________________________
Net assets applicable to outstanding shares: Class A                                             $672,430,005
                                             Class B                                             $ 27,053,881
                                             Class Y                                             $    174,150

Net asset value per share of outstanding capital stock: Class A shares 96,076,543                $       7.00
                                                        Class B shares  3,865,867                $       7.00
                                                        Class Y shares     24,882                $       7.00
See accompanying notes to financial statements.
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                          Financial statements

                          Statement of operations
                          IDS Utilities Income Fund, Inc.
                          Six months ended Dec. 31, 1995
_____________________________________________________________________________________________________________

                          Investment income
_____________________________________________________________________________________________________________
                                                                                                  (Unaudited)
Income:
Dividends (net of foreign taxes withheld of $87,714)                                              $12,361,027
Interest                                                                                            4,903,964
_____________________________________________________________________________________________________________
Total income                                                                                       17,264,991
_____________________________________________________________________________________________________________

Expenses (Note 2):
Investment management services fee                                                                  1,673,421
Distribution fee --  Class B                                                                           56,895
Transfer agency fee                                                                                   430,745
Incremental transfer agency fee - Class B                                                                 965
Service fee
  Class A                                                                                             543,506
  Class B                                                                                              13,275
Administrative services fee                                                                           124,133
Compensation of board members                                                                           4,250
Compensation of officers                                                                                3,240
Custodian fees                                                                                         36,597
Postage                                                                                                 9,974
Registration fees                                                                                       2,300
Reports to shareholders                                                                                 5,794
Audit fees                                                                                             11,750
Administrative                                                                                            506
_____________________________________________________________________________________________________________

Total expenses                                                                                     2,917,351
_____________________________________________________________________________________________________________
   Earnings credits on cash balances (Note 2)                                                          (4,712)
_____________________________________________________________________________________________________________
Total net expenses                                                                                  2,912,639
_____________________________________________________________________________________________________________

Investment income -- net                                                                           14,352,352
_____________________________________________________________________________________________________________

                          Realized and unrealized gain -- net
_____________________________________________________________________________________________________________

Net realized gain on security and foreign currency transactions (including gain of $39,491
   from foreign currency transactions) (Note 3)                                                     6,247,201
Net realized gain on closed or expired option contracts written (Note 5)                               35,999
_____________________________________________________________________________________________________________
Net realized gain on investments and foreign currency                                               6,283,200
Net change in unrealized appreciation or depreciation of investments and on
  translation of assets and liabilities in foreign currencies                                      65,850,541
_____________________________________________________________________________________________________________

Net gain on investments and foreign currency                                                       72,133,741
_____________________________________________________________________________________________________________

Net increase in net assets resulting from operations                                              $86,486,093
_____________________________________________________________________________________________________________

See accompanying notes to financial statements.
/TABLE
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
                          Financial statements

                          Statements of changes in net assets
                          IDS Utilities Income Fund, Inc.

_____________________________________________________________________________________________________________

                          Operations and distributions                       Dec. 31, 1995      June 30, 1995

_____________________________________________________________________________________________________________
                                                                            Six months ended       Year ended
                                                                                 (Unaudited)
Investment income -- net                                                        $14,352,352      $ 29,402,883
Net realized gain (loss) on investments and foreign currency                      6,283,200        (8,844,144)
Net change in unrealized appreciation or depreciation of investments
  and on translations of assets and liabilities in foreign currencies            65,850,541        29,413,576
_____________________________________________________________________________________________________________

Net increase in net assets resulting from operations                             86,486,093        49,972,315
_____________________________________________________________________________________________________________

Distributions to shareholders from:
   Net investment income
     Class A                                                                    (13,472,470)      (30,549,688)
     Class B                                                                       (257,877)          (26,477)
     Class Y                                                                         (3,021)           (1,817)
   Net realized gain
     Class A                                                                       (299,241)      (15,343,476)
     Class B                                                                        (11,873)               --
     Class Y                                                                            (78)               --
  Excess distribution of realized gain
     Class A                                                                        (27,971)         (499,143)
     Class B                                                                           (536)               --
     Class Y                                                                             (6)               --
_____________________________________________________________________________________________________________

Total distributions                                                             (14,073,073)      (46,420,601)
_____________________________________________________________________________________________________________

                          Capital share transactions (Note 6)
_____________________________________________________________________________________________________________

Proceeds from sales
   Class A shares (Note 2)                                                       41,399,371        70,513,564
   Class B shares                                                                18,920,036         6,697,079
   Class Y shares                                                                    48,486           131,967
Reinvestment of distributions at net asset value
   Class A shares                                                                13,385,211        41,919,286
   Class B shares                                                                   258,793            25,491
   Class Y shares                                                                     3,105             1,812
Payments for redemptions
   Class A shares                                                               (54,217,466)     (165,371,929)
   Class B shares (Note 2)                                                         (684,522)         (202,128)
   Class Y shares                                                                   (26,172)           (6,879)
_____________________________________________________________________________________________________________

Increase (decrease) in net assets from capital share transactions                19,086,842       (46,291,737)
_____________________________________________________________________________________________________________
Total increase (decrease) in net assets                                          91,499,862       (42,740,023)


Net assets at beginning of period                                              608,158,174       650,898,197
_____________________________________________________________________________________________________________


Net assets at end of period
  (including undistributed net investment income of
  $642,668 and $23,684)                                                        $699,658,036      $608,158,174
_____________________________________________________________________________________________________________
See accompanying notes to financial statements.

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Notes to financial statements

IDS Utilities Income Fund, Inc.
(Unaudited as to Dec. 31, 1995)
______________________________________________________________________________
1. Summary of significant accounting policies

The Fund is registered under the Investment Company Act of 1940
(as amended) as a diversified, open-end management investment company. The Fund invests primarily in securities of public utilities companies. The Fund offers Class A, Class B and Class Y shares. Class A shares are sold with a front-end sales charge. Class B shares, which the Fund began offering on March 20, 1995, may be subject to a contingent deferred sales charge. Class B shares automatically convert to Class A after eight years. Class Y shares, which the Fund also began offering on March 20, 1995, have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that the level of distribution fee, transfer agency fee and service fee (class specific expenses) differs among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Significant accounting policies followed by the Fund are summarized below:

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price; securities for which market quotations are not readily available, including illiquid securities, are valued at fair value according to methods selected in good faith by the board. Determination of fair value involves, among other things, reference to market indexes, matrixes and data from independent brokers. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

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Option transactions

In order to produce incremental earnings, protect gains, and facilitate buying and selling of securities for investment purposes, the Fund may buy or write options traded on any U.S. or foreign exchange or in the over-the-counter market where the completion of the obligation is dependent upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on the portfolio securities and may write cash-secured put options.
The risk in writing a call option is that the Fund gives up the opportunity of profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

In order to gain exposure to or protect itself from changes in the market, the Fund may buy and sell stock index and interest rate futures contracts traded on any U.S. or foreign exchange.
The Fund also may buy or write put and call options on these contracts. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value.
Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and
foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions may arise from sales for foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividend, interest income and foreign withholding taxes.

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The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service.
The Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

Federal taxes

Since the Fund's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of the deferral of losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

Dividends from net investment income, declared and paid each calendar quarter, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

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Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.
______________________________________________________________________________
2. Expenses and sales charges

Effective March 20, 1995, when the Fund began offering multiple classes of shares, the Fund entered into agreements with American Express Financial Corporation (AEFC) for managing its portfolio, providing administrative services and serving as transfer agent as follows:
Under its Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.53% to 0.40% annually.

Under an Administrative Services Agreement, the Fund pays AEFC for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually.

Under a separate Transfer Agency Agreement, AEFC maintains shareholder accounts and records. The Fund pays AEFC an annual fee per shareholder account for this service as follows:
o Class A $15
o Class B $16
o Class Y $15

Also effective March 20, 1995, the Fund entered into agreements with American Express Financial Advisors Inc. for distribution and shareholder servicing -- related services as follows:
Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate of 0.75% of the Fund's average daily net assets attributable to Class B shares for distribution-related services.

Under a Shareholder Service Agreement, the Fund pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of the Fund's average daily net assets attributable to Class A and Class B shares.

AEFC will assume and pay any expenses (except taxes and brokerage commissions) that exceed the most restrictive applicable state expense limitation.

Sales charges received by American Express Financial Advisors Inc. for distributing Fund shares were $856,353 for Class A and $3,137 for Class B for the six months ended Dec. 31, 1995.
The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

During the six months ended Dec. 31, 1995, the Fund's custodian and transfer agency fees were reduced by $4,712 as a result of earning credits from overnight cash balances.

The Fund has a retirement plan for its independent board members. Upon retirement, board members receive monthly payments equal to one-half of the retainer fee for as many months as they served as board members up to 120 months. There are no death benefits.
The plan is not funded but the Fund recognizes the cost of
payments during the time the board members serve on the board.
____________________________________________________________________
3. Securities transactions

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $273,813,238 and $254,207,645, respectively, for the six months ended Dec. 31, 1995. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with AEFC were $52,588 for the six months ended Dec. 31, 1995.
____________________________________________________________________
4. Lending of portfolio securities

At Dec. 31, 1995, securities valued at $4,830,163 were on loan to brokers. For collateral, the Fund received $872,300 in cash and U.S. government securities valued at $3,988,051. Income from securities lending amounted to $14,710 for the six months ended
Dec. 31, 1995. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.
______________________________________________________________________
5. Option contracts written
                         The number of contracts and premium amounts associated with option contracts written is as follows:

                               Six months ended Dec. 31, 1995
                         _____________________________________________
                                                 Puts
                                       Contracts      Premium
______________________________________________________________________
Balance June 30, 1995                     --          $   --
Opened                                 1,000           35,999
Expired                               (1,000)         (35,999)
______________________________________________________________________
Balance Dec. 31, 1995                     --          $   --
______________________________________________________________________

6. Capital share transactions
PAGE

Transactions in shares of capital stock for the periods indicated are as follows:
________________________________________________________________________
                     Six months ended Dec. 31, 1995

                                Class A        Class B          Class Y
_______________________________________________________________________
Sold                          6,285,984      2,871,843            7,288
Issued for reinvested         1,981,584         37,956              492
   distributions
Redeemed                     (8,278,201)      (103,880)          (4,086)
_______________________________________________________________________
Net increase (decrease)         (10,633)     2,805,919            3,694
_______________________________________________________________________


_______________________________________________________________________

_______________________________________________________________________
                                  Year ended June 30, 1995

                                Class A       Class B*         Class Y*
_______________________________________________________________________

Sold                         11,454,333      1,088,208           22,020
Issued for reinvested         6,941,920          4,084              292
   distributions
Redeemed                    (26,793,598)       (32,344)          (1,124)
_______________________________________________________________________
Net increase (decrease)      (8,397,345)     1,059,948           21,188
_______________________________________________________________________
*Inception date was March 20, 1995.

________________________________________________________________________
7. Capital loss carryover

For federal income tax purposes, the Fund had a capital loss carryover of approximately $8,376,000 at Dec. 31, 1995, that if not offset by subsequent capital gains, will expire in 2004. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or expires.

____________________________________________________________________________
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
8.Financial highlights

                           The table below shows certain important financial information for evaluating the Fund's results.

                           Fiscal period ended June 30,
                           Per share income and capital changes*

                                            Class A
                           1995**    1995    1994    1993    1992    1991
Net asset value,            $6.26   $6.23   $7.05   $6.35   $5.67   $5.67
beginning of period
                           Income from investment operations:
Net investment income         .16     .29     .31     .32     .33     .35

Net gains (losses)            .73     .21   (.38)     .89     .73     .05
(both realized
and unrealized)

Total from investment         .89     .50    ((.07)  1.21    1.06     .40
operations
                           Less distributions:
Dividends from net          (.15)    (.31)  (.31)    (.33)   (.32)   (.35)
investment income

Dividends from                 --    (.16)  (.44)    (.18)   (.06)   (.05)
realized gains

Total distributions         (.15)    (.47)  (.75)    (.51)   (.38)   (.40)

Net asset value,            $7.00   $6.26   $6.23   $7.05   $6.35   $5.67
end of period
                           Ratios/supplemental data
                           1995**    1995    1994    1993    1992    1991

Net assets, end of period    $672    $601    $651    1$655   $406    $252
(in millions)

Ratio of expenses to          .90%+  .89%    .82%    .86%    .92%    .90%
average daily net assets

Ratio of net income          4.52%+ 4.84%   4.55%    4.78%   5.37%   6.37%
to average daily net assets

Portfolio turnover rate       77%     68%    102%     64%     49%     57%
(excluding short-term
securities)

Total return++              14.4%    8.4%  (1.7%)   19.9%   19.2%    7.3%

                           *For a share outstanding throughout the period.  Rounded to the nearest cent.
                          **Six months ended Dec. 31, 1995 (Unaudited).
                           +Adjusted to an annual basis.
                          ++Total return does not reflect payment of a sales charge.

Financial highlights

                           The table below shows certain important financial information for evaluating the Fund's results.

                           Fiscal period ended June 30,
                           Per share income and capital changes*

                              Class B               Class Y
                          1995***  1995**      1995***     1995**

Net asset value,            $6.26   $5.98           $6.26   $5.98
beginning of period
                           Income from investment operations:
Net investment income         .14     .15             .17     .16

Net gains                     .73     .26             .73     .27
(both realized
and unrealized)

Total from investment         .87     .41             .90     .43
operations
                           Less distributions:
Dividends from net          (.13)    (.13)          (.16)    (.15)
investment income

Net asset value,            $7.00   $6.26           $7.00   $6.26
end of period
                           Ratios/supplemental data

                              Class B               Class Y
                          1995***  1995**      1995***     1995**

Net assets, end of period     $27   $7           $  --    $ --
(in millions)

Ratio of expenses to       1.66%+    1.83%+         .72%+   .84%+
average daily net assets

Ratio of net income        3.69%+    4.83%+        4.68%+  5.84%+
to average daily net assets

Portfolio turnover rate       77%     68%          77%        68%
(excluding short-term
securities)

Total return++              14.0%    6.9%           14.5%    7.2%

                           *For a share outstanding throughout the period. Rounded to the nearest cent.
                          **Inception date was March 20, 1995 for Class B and Class Y. Significant shareholder activity began March 21, 1995 for Class B and March 28, 1995 for Class Y.
                         ***Six months ended Dec. 31, 1995 (Unaudited).
                           +Adjusted to an annual basis.
                          ++Total return does not reflect payment of a sales charge.
/TABLE

PAGE

                         Investments in securities
                         IDS Utilities Income Fund, Inc.

                         Dec. 31, 1995 (Unaudited)                                          (Percentages represent value of
                                                                                         investments compared to net assets)
_____________________________________________________________________________________________________________________________
Common stocks (84.6%)
_____________________________________________________________________________________________________________________________
Issuer                                                                               Shares                       Value(a)
_____________________________________________________________________________________________________________________________
Communications equipment (0.6%)
Andrew                                                                                  115,000                   $ 4,398,750
_____________________________________________________________________________________________________________________________
Energy (1.3%)
Amoco                                                                                    50,000                     3,593,750
Mobil                                                                                    50,000                     5,600,000
                                                                                                                  ___________
Total                                                                                                               9,193,750
_____________________________________________________________________________________________________________________________
Real estate investment trusts (4.0%)
Avalon Property                                                                         250,000                     5,375,000
Equity Residential                                                                      150,000                     4,593,750
Home Properties                                                                         210,000                     3,596,250
LTC Properties                                                                          300,000                     4,500,000
Security Capital                                                                        200,000                     3,500,000
Simon Property Group                                                                    100,000                     2,437,500
Summit Properties                                                                       200,000                     3,975,000
                                                                                                                 ____________
Total                                                                                                              27,977,500
_____________________________________________________________________________________________________________________________
See accompanying notes to investments in securities.

Utilities - electric (30.4%)
Central & South West                                                                    275,000                     7,665,625
CMS Energy                                                                              350,000                    10,456,250
Delmarva Power & Light                                                                  300,000                     6,825,000
Dominion Resources                                                                      150,000                     6,187,500
DPL                                                                                     450,000                    11,137,500
DQE                                                                                     250,000                     7,687,500
Duke Power                                                                              200,000                     9,475,000
FPL Group                                                                               250,000                    11,593,750
General Public Utilities                                                                400,000                    13,600,000
Houston Industries                                                                      300,000                     7,275,000
LG&E Energy                                                                             165,000                     6,971,250
MDU Resources Group                                                                     262,500                     5,217,187
New England Electric System                                                             250,000                     9,906,250
NIPSCO Industries                                                                       250,000                     9,562,500
Northern States Power                                                                   200,000                     9,825,000
Oklahoma Gas & Electric                                                                 200,000                     8,600,000
PECO Energy                                                                             325,000                     9,790,625
Pinnacle West Capital                                                                   375,000                    10,781,250
Public Service Co of Colorado                                                           221,000                     7,817,875
SCEcorp                                                                                 400,000                     7,100,000
TECO Energy                                                                             425,000                    10,890,625
Union Electric                                                                          225,000 (d)                 9,393,750
United Illuminating                                                                     115,000                     4,298,125
Wisconsin Energy                                                                        200,000                     6,125,000
                                                                                                                 ____________
Total                                                                                                             212,901,312
_____________________________________________________________________________________________________________________________
Utilities - gas (10.7%)
Brooklyn Union Gas                                                                      275,000                     8,043,750
CMS Energy Class G                                                                      250,000                     4,718,750
Columbia Gas System                                                                     150,000 (b)                 6,581,250
Enron                                                                                   300,000                    11,437,500
KN Energy                                                                               225,000                     6,553,125
MCN                                                                                     140,000                     3,255,000
New Jersey Resources                                                                    375,000                    11,296,875
NICOR                                                                                   225,000                     6,187,500
Panhandle Eastern                                                                       200,000                     5,575,000
Washington Gas Light                                                                    250,000                     5,125,000
WICOR                                                                                   200,000                     6,450,000
Williams Companies                                                                      100,000                     4,387,500
                                                                                                                 ____________
Total                                                                                                              74,892,500
_____________________________________________________________________________________________________________________________
Utilities - telephone (26.8%)
AirTouch Communications                                                                 350,000 (b)                 9,887,500
Ameritech                                                                               350,000                    20,650,000
AT&T                                                                                    300,000                    19,425,000
BellSouth                                                                               400,000                    17,400,000
Century Telephone Enterprises                                                           316,700                    10,055,225
Cincinnati Bell                                                                         440,000                    15,290,000
GTE                                                                                     425,000                    18,700,000
MCI Communications                                                                      300,000                     7,837,500
MFS Communications                                                                      190,119 (b)                10,123,837
Millicom Intl Cellular                                                     145,000           (b)                    4,422,500
NYNEX                                                                                   200,000                    10,800,000
Paging Network                                                                          200,000                     4,875,000
SBC Communications                                                                      325,000                    18,687,500
Southern New England Telecom                                                            214,000                     8,506,500
U S WEST                                                                                300,000                    10,725,000
                                                                                                                 ____________
Total                                                                                                             187,385,562

Foreign (10.8%)(c)
Empresa Nacional de Electric ADR                                                        100,000                     5,725,000
Ericsson (LM)                                                                           200,000                     3,900,000
Grupo Iusacell                                                                          300,000                     3,037,500
Iberdrola                                                                               700,000                     6,405,000
Natl Power                                                                              145,000                     1,341,250
Nokia Preferred                                                                          75,000                     2,915,625
Northern Telecom                                                                        200,000                     8,600,000
Powergen ADR                                                                             90,000                     1,181,250
Repsol ADR                                                                              200,000                     6,575,000
Royal Dutch Petroleum ADR                                                                40,000                     5,645,000
Scottish Power                                                                          600,000 (b)                 3,447,600
Severn Trent Water                                                                      360,492                     3,851,497
Tele Danmark ADR                                                                        245,000                     6,768,125
Telecom Italia                                                                        5,000,000                     6,110,000
Transport adora de Gas del Sur                                                          250,000 (d)                 3,218,750
Veba                                                                                    150,000                     6,367,950
                                                                                                                 ____________
Total                                                                                                              75,089,547
_____________________________________________________________________________________________________________________________
Total common stocks
(Cost: $513,382,631)                                                                                             $591,838,921
_____________________________________________________________________________________________________________________________

Preferred stocks (3.3%)
_____________________________________________________________________________________________________________________________

Issuer                                                                                  Shares                       Value(a)
_____________________________________________________________________________________________________________________________
Cointel
5.04% Cv                                                                                150,000 (e)                8,625,000
Kaiser Aluminum                                                                         275,000 (e)                3,609,375
MFS Communications
2.68% Cv                                                                                140,000                    6,816,250
Western Gas Resources
2.625% Cv                                                                               110,000                    3,850,000
_____________________________________________________________________________________________________________________________
Total preferred stocks
(Cost: $21,995,888)                                                                                              $ 22,900,625
_____________________________________________________________________________________________________________________________

Bonds (7.7%)
_____________________________________________________________________________________________________________________________

Issuer and                                                                             Principal                     Value(a)
coupon rate                                                                              amount
_____________________________________________________________________________________________________________________________
Domestic (4.1%)
Bell Telephone Pennsylvania
7.375% 2033                                                                           5,000,000                  $  5,337,000
Pacific Gas & Electric
6.75% 2023                                                                            5,000,000                     4,788,350
7.25% 2026                                                                            7,500,000                     7,572,600
San Diego Gas & Electric
9.625% 2020                                                                           5,000,000                     5,785,450
Tele-Communications
9.875% 2022                                                                           4,500,000                     5,503,050
                                                                                                                 ____________

Total                                                                                                              28,986,450
_____________________________________________________________________________________________________________________________
Foreign (3.6%)(c)
Eskom
(South African Rand)
11% 2008                                                                             74,875,000                    16,736,809
Hydro-Quebec
(Canadian Dollar)
8.50% 2029                                                                            5,000,000                     5,892,800
TransCanada Pipeline
(U.S. Dollar)
9.875% 2021                                                                           2,000,000                     2,668,340
                                                                                                                 ____________
Total                                                                                                              25,297,949
_____________________________________________________________________________________________________________________________
Total bonds
(Cost: $46,573,339)                                                                                              $ 54,284,399
_____________________________________________________________________________________________________________________________

PAGE

Short-term securities (5.3%)
_____________________________________________________________________________________________________________________________
Issuer                                                       Annualized                    Amount                    Value(a)
                                                               yield on                payable at
                                                                date of                  maturity
                                                               purchase
_____________________________________________________________________________________________________________________________
U.S. government agency (0.5%)
Federal Home Loan Mtge Corp
Disc Note
  01-22-96                                                     5.70%                 $3,500,000                   $ 3,487,321
_____________________________________________________________________________________________________________________________
Commercial paper (4.1%)
AT&T
  02-02-96                                                     5.79                   4,900,000                     4,873,390
BellSouth
  01-03-96                                                     5.86                   4,200,000                     4,197,270
CAFCO
  01-23-96                                                     5.74                   4,300,000                     4,283,660
Ciesco LP
  01-09-96                                                     5.79                     500,000                       499,201
Commerzbank U.S. Finance
  01-26-96                                                     5.68                   4,400,000                     4,381,355
CPC Intl
  01-08-96                                                     5.78                   2,200,000 (f)                 2,196,838
Fleet Funding
  01-25-96                                                     5.77                   3,000,000 (f)                 2,987,585
Gillette
  01-03-96                                                     5.76                   1,300,000 (f)                 1,299,169
Household Finance
  01-11-96                                                     5.80                   1,800,000                     1,796,544
TransAmerica Finance
  01-17-96                                                     5.77                   2,100,000                     2,093,994
                                                                                                                  ___________
Total                                                                                                              28,609,006
_____________________________________________________________________________________________________________________________
Letter of credit (0.7%)
Bank of America-
Hyundai Motor Finance
  01-22-96                                                     5.85                   4,700,000                    4,682,524
______________________________________________________________________________________________________________________________
Total short-term securities
(Cost: $36,778,851)                                                                                              $ 36,778,851
_____________________________________________________________________________________________________________________________
Total investments in securities
(Cost: $618,730,709)(g)                                                                                          $705,802,796
_______________________________________________________________________________________________________________________________

Notes to investments in securities
_____________________________________________________________________________________________________________________________
(a) Securities are valued by procedures described in Note 1 to the financial statements.
(b) Presently non-income producing.
(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated.
(d) Security is partially or fully on loan. See Note 4 to the financial statements.
(e) PRIDES - Preferred Redeemed Increased Dividend Equity Securities are structured as convertible preferred securities issued by a company. Investors receive an enhanced yield but based upon a specific formula, potential appreciation is limited. PRIDES pay dividends, have voting rights, are noncallable for three years and upon maturity, convert into shares of common stocks.
(f) Commercial paper sold within terms of a private placement memorandum, exempt from registration under
    Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board of directors.
(g) At Dec. 31, 1995, the cost of securities for federal income tax purposes was approximately $618,718,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

    Unrealized appreciation                   $93,401,000
    Unrealized depreciation                    (6,316,000)
    ______________________________________________________

    Net unrealized appreciation               $ 87,085,000
    ______________________________________________________

PAGE
Board members and officers

Board members and officers of the Fund
_____________________________________________________________________
President and interested board member

William R. Pearce
President of all funds in the IDS MUTUAL FUND GROUP.
_____________________________________________________________________
Independent board members

Lynne V. Cheney
Distinguished fellow, American Enterprise Institute for
Public Policy Research.

Robert F. Froehlke
Former president of all funds in the IDS MUTUAL FUND GROUP.

Heinz F. Hutter
Former president and chief operating officer, Cargill, Inc.

Anne P. Jones
Attorney and telecommunications consultant.

Donald M. Kendall
Former chairman and chief executive officer, PepsiCo, Inc.

Melvin R. Laird
Senior counsellor for national and international affairs, The Reader's Digest Association, Inc.

Lewis W. Lehr
Former chairman and chief executive officer, Minnesota Mining and Manufacturing Company (3M).

Edson W. Spencer
Former chairman and chief executive officer, Honeywell, Inc.

Wheelock Whitney
Chairman, Whitney Management Company.

C. Angus Wurtele
Chairman of the board and chief executive officer, The Valspar Corporation.
_____________________________________________________________________
Interested board members who are officers and/or employees of AEFC

William H. Dudley
Executive vice president, AEFC.

David R. Hubers
President and chief executive officer, AEFC.

John R. Thomas
Senior vice president, AEFC.
_____________________________________________________________________

PAGE
Officers who are officers and/or employees of AEFC

Peter J. Anderson
Vice President of all funds in the IDS MUTUAL FUND GROUP.

Melinda S. Urion
Treasurer of all funds in the IDS MUTUAL FUND GROUP.
___________________________________________________________________
Other officer

Leslie L. Ogg
Vice president general Counsel and secretary of all funds in the IDS MUTUAL FUND GROUP.

PAGE
IDS mutual funds

Cash equivalent investments

These money market funds have three main goals: conservation of capital, constant liquidity and the highest possible current income consistent with these objectives. Very limited risk.

IDS Cash Management Fund

Invests in such money market securities as high quality commercial paper, bankers' acceptances, certificates of deposit (CDs) and other bank securities.

(icon of) piggy bank

IDS Tax-Free Money Fund
Invests primarily in short-term bonds and notes issued by state and local governments to seek high current income exempt from federal income taxes.

(icon of) shield with piggy bank enclosed

Income investments

The funds in this group invest their assets primarily in corporate bonds or government securities to seek interest income.
Secondary objective is capital growth. Risk varies by bond quality.

IDS Global Bond Fund

Invests primarily in debt securities of U.S. and foreign issuers to seek high total return through income and growth of capital.

(icon of) globe

IDS Extra Income Fund

Invests mainly in long-term, high-yielding corporate fixed-income securities in the lower rated, higher risk bond categories to seek high current income. Secondary objective is capital growth.

(icon of) cornucopia
PAGE
IDS Bond Fund
Invests mainly in corporate bonds, at least 50% in the higher rated, lower risk bond categories, or the equivalent, and in government bonds.

(icon of) greek column

IDS Selective Fund

Invests in high-quality corporate bonds and other highly rated debt instruments including government securities and short-term investments. Seeks current income and preservation of capital.

(icon of) skyline

IDS Federal Income Fund

Invests primarily in securities issued or guaranteed as to the timely payment of principal and interest by the U.S. government, its agencies and instrumentalities. Seeks a high level of current income and safety of principal consistent with its type of investments.

(icon of) federal building

Tax-exempt income investments

These funds provide tax-free income by investing in municipal bonds. The income is generally free from federal income tax. Risk varies by bond quality.

IDS High Yield Tax-Exempt Fund

Invests primarily in medium- and lower-quality municipal bonds and notes. Lower-quality securities generally involve greater risk of principal and income.

(icon of) shield with basket of apples enclosed
PAGE
IDS State Tax-Exempt Funds
(CA, MA, MI, MN, NY, OH)

Invests primarily in high- and medium-grade municipal securities to provide income to residents of each respective state that is exempt from federal, state and local income taxes. (New York is the only state that is exempt at the local level.)

(icon of) shield with U.S. enclosed

IDS Tax-Exempt Bond Fund

Invests mainly in bonds and notes of state or local government units, with at least 75% in the four highest rated, lowest risk bond categories.

(icon of) shield with Greek column

IDS Insured Tax-Exempt Fund

Invests primarily in municipal securities that are insured as to the timely payment of principal and interest. The insurance feature minimizes credit risk of the fund but does not guarantee the market value of the fund's shares.

(icon of) shield with eagle head

Growth and income investments

These funds focus on securities of medium to large, well-established companies that offer long-term growth of capital and reasonable income from dividends and interest. Moderate risk.

IDS International Fund

Invests primarily in common stocks of foreign companies that offer potential for superior growth. The fund may invest up to 20% of its assets in the U.S. market.

(icon of) three flags

IDS Managed Retirement Fund

Invests in a combination of common stocks, fixed-income investments and money market securities to seek a maximum total return through a combination of growth of capital and current income.

(icon of) bird in a nest

PAGE
IDS Equity Select Fund

Invests primarily in a combination of moderate growth stocks, higher-yielding equities and bonds. Seeks growth of capital and income.

(icon of) three apple trees

IDS Blue Chip Advantage Fund

Invests in selected stocks from a major market index. Securities purchased are those recommended by our research analysts as the best from each industry represented on the index. Offers potential for long-term growth as well as dividend income.

(icon of) ribbon

IDS Stock Fund

Invests in common stocks of companies representing many sectors of the economy. Seeks current income and growth of capital.

(icon of) building with columns

IDS Equity Value Fund

Invests primarily in undervalued common stocks that offer potential for growth of capital and income.

(icon of) three growing flowers

IDS Utilities Income Fund

Invests primarily in the stocks of public utility companies to seek high current income and growth of income and capital with reduced volatility.

(icon of) electrical cord

IDS Diversified Equity Income Fund

Invests primarily in high-yielding common stocks to seek high current income and, secondarily, to benefit from the growth potential offered by stock investments.

(icon of) four puzzle pieces

IDS Mutual

Invests in a balance between common stocks and senior securities
(preferred stocks and bonds). Seeks a balance of growth of capital and current income.

(icon of) scale of justice
PAGE
Growth investments

Funds in this group seek capital growth, primarily from common stocks. They are high risk mutual funds with a potential for high reward.

IDS Discovery Fund
Invests in small- and medium-size, growth-oriented companies emphasizing technological innovation and productivity enhancement. Buys and holds larger growth-oriented stocks.

(icon of) ship

IDS Strategy Aggressive Fund
Invests primarily in common stocks of companies that are selected for their potential for above-average growth. Above-average means that their growth potential is better, in the opinion of the portfolio's investment manager, than the Standard & Poor's
Corporation (S&P) 500 Stock Index.

(icon of) chess piece

IDS Growth Fund
Invests primarily in companies that have above-average potential for long-term growth as a result of new management, marketing opportunities or technological superiority.

(icon of) flower

IDS Global Growth Fund
Invests in stocks of companies throughout the world that are positioned to meet market needs in a changing world economy.
These companies offer above-average potential for long-term growth.

(icon of) world

IDS New Dimensions Fund
Invests primarily in companies with significant growth potential due to superiority in technology, marketing or management. The fund frequently changes its industry mix.

(icon of) dimension

IDS Progressive Fund
Invests primarily in undervalued common stocks. The fund holds stocks for the long term with the goal of capital growth.

(icon of) shooting star

PAGE

Specialty growth investment

This fund aggressively seeks capital growth as a hedge against inflation.

IDS Precious Metals Fund
Invests primarily in the securities of foreign or domestic companies that explore for, mine and process or distribute gold and other precious metals. This is the most aggressive and most speculative
IDS mutual fund.

(icon of) cart of precious gems

For more complete information about any of these funds, including charges and expenses, you can obtain a prospectus by contacting your financial planner or writing to American Express Shareholder
Service, P.O. Box 534, Minneapolis, MN 55440-0534.
Read it carefully before you invest or send money.

PAGE
Quick telephone reference

American Express Telephone Transaction Service

Redemptions and exchanges, dividend payments or reinvestments and automatic payment arrangements

National/Minnesota:
800-437-3133

Mpls./St. Paul area:
671-3800

American Express Shareholder Service

Fund performance, objectives and account inquiries

612-671-3733

TTY Service

For the hearing impaired

800-846-4852

American Express Infoline

Automated account information (TouchTone phones only), including current fund prices and performance, account values and recent account transactions

National/Minnesota:
800-272-4445

Mpls./St. Paul area:
671-1630

AMERICAN EXPRESS FINANCIAL ADVISORS

IDS Utilities Income Fund
IDS Tower 10
Minneapolis, MN 55440-0010